Subsequent Events	12 Months Ended
Dec. 31, 2012
Subsequent Events
22. Subsequent Events

Acquisition of the Clinical Trial Services Division of Cross Country Healthcare, Inc.

On February 15, 2013 the Company acquired the clinical trial services division of Cross Country Healthcare Inc. for an initial cash consideration of $51.9 million. Further consideration of up to $3.75 million may become payable if certain performance milestones are achieved during the period ended December 31, 2013.  Cross Country Healthcare’s Clinical Trial Services Division’s services include contract staffing, permanent placement and functional service provision. The division also includes AKOS, a leading US and EU provider of pharmacovigilance and drug safety services. ClinForce and Assent will be combined with ICON’s FSP division, DOCS, creating a leader in global resourcing and FSP, while AKOS will enhance the services offered by ICON’s medical and safety services team.

The following table summarizes the Company’s provisional estimates of the fair values of the assets acquired and the liabilities assumed:

February 15
2013
(in thousands)
Property, plant and equipment	$367
Cash and cash equivalents	939
Accounts receivable	11,614
Prepayments and other current assets	442
Income taxes receivable	2,646
Accounts payable	(306)
Other liabilities	(2,380)
Non-current other liabilities	(156)

Total	$13,166

It is anticipated that goodwill arising from the acquisition of the clinical trial services division of Cross County Healthcare Inc. will comprise an established workforce with experience in the clinical research industry, thereby allowing the Company to enhance its capabilities in global resourcing and FSP and also medical and safety services. Other intangible assets are expected to comprise of customer relationships.